[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Exhibit 10.1

SECOND AMENDMENT

TO THE COLLABORATION AND LICENSE AGREEMENT

This Second Amendment (this “Amendment”) to the Collaboration and License Agreement of February 4, 2019, as amended on March 10, 2021 (the “Agreement”), is made as of June 30, 2021 (the “Amendment Effective Date”), by and between, on the one hand, Xencor, Inc., a Delaware corporation, having its principal place of business at 111 West Lemon Avenue, Monrovia, California, 91016 (“Xencor”), and, on the other hand, Genentech, Inc., a Delaware corporation, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 (“GNE”), and F. Hoffmann-La Roche Ltd, a corporation organized and existing under the laws of Switzerland, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“Roche”) (GNE and Roche, collectively, “Genentech”). Xencor and Genentech are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” All capitalized terms not otherwise defined in this Amendment shall have the meanings defined in the Agreement.

WHEREAS, Genentech and Xencor wish to amend certain terms of the Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Genentech and Xencor hereby agree as follows:

1.Amendment to Section 3.1.  The last sentence of Section 3.1 of the Agreement shall be amended and replaced in its entirety by the following revised sentence:

“Except as set forth in this Article 3, during the Research Term, neither Party nor their respective Affiliates or sublicensees shall conduct any Research activities with respect to a Research Target that is not set forth in a Research Plan or otherwise approved by the JRC.”

2. Amendment to Section 3.4.  The following new sentence shall be inserted at the end of the first paragraph of Section 3.4 of the Agreement:

“For clarity, notwithstanding Section 9.6.1(e), following the end of the Research Term, Genentech, its Affiliates, and sublicensees shall be permitted to conduct further Research activities with respect to a Research Target in support of further Research and Development of Collaboration Constructs or Collaboration Products.”

3. Amendment to Section 8.4.3(c).  The first sentence of Section 8.4.3(c) of the Agreement shall be amended and replaced in its entirety by the following revised sentence:

“(c)In the event that Genentech makes an ED Go Decision and advances a Targeted Collaboration Construct into Development following the end of the Research Term (a “Post Research Term Construct”), it shall provide notice thereof to Xencor, and Xencor shall have the option to either share the Net Profit and Net Losses with respect to Collaboration Products containing or comprising such Post Research Term Construct in the Collaboration Allocation pursuant to Section 8.4 or to opt for a Royalty Conversion pursuant to Section 8.4.3(b) with respect to such Post Research Term Construct and Collaboration Products containing or comprising such Post Research Term Construct.”

4.Effective Date of the Agreement. The Parties wish to document that each of the conditions described in clauses (i), (ii) and (iii) of Section 17.19 (HSR) of the Agreement was met on March 8, 2019, and consequently the Effective Date of the Agreement is March 8, 2019.

5.Miscellaneous.

(a)Unless otherwise expressly provided, references in this Amendment (i) to the Agreement, are to the body of the Agreement and (ii) to Sections, are to sections of the Agreement.

(b)Except as expressly stated herein, no other changes are made to the Agreement and all other terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between the provisions hereof and the Agreement, the provisions of this Amendment shall control. The Agreement and this Amendment contain the entire understanding between the Parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings and arrangements between the Parties, whether written or oral with respect to such subject matter.

(c)All references to the “Agreement” in the Agreement shall hereafter mean the Agreement, as amended by this Amendment.

(d)This Amendment shall be governed by and construed in accordance with the laws of the State of California and the patent laws of the United States without reference to any rules of conflict of laws.  The Parties hereby exclude from this Amendment the application of the United Nations Convention on Contracts for the International Sale of Goods.

(e)This Amendment may be executed in two or more counterparts by original signature, facsimile, PDF files or electronic signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

IN WITNESS WHEREOF, each of Xencor, Genentech and Roche, intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Amendment Effective Date.

Xencor, Inc.		Genentech, Inc.

By:	/s/ Bassil Dahiyat	By:	[***]

Name:	Bassil Dahiyat	Name:	[***]

Title:	President and Chief Executive Officer	Title:	[***]

F. Hoffmann-La Roche Ltd

		By:	[***]

		Name:	[***]

		Title:	[***]

		By:	[***]

		Name:	[***]

		Title:	[***]

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.